Q2 2020 Earnings Call August 6, 2020

Forward Looking Statements 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, plans and current expectations, such as statements about: (i) expectations for the remainder of 2020, (ii) the expected impact of COVID-19 on our operations and financial conditions, (iii) new service offerings, (iv) expected benefits, costs and actions related to Project Summit; (v) planned 2020 capital expenditures, M&A and other investments; (vi) stabilization of our data center developments and expectation as to data center leasing activity for 2020; (vii) expectations with respect to change in volume of records stored with us; (viii) expectations related to our revenue management programs and continuous improvement initiatives, (ix) the durability of our core storage business, (x) our expected leverage; (xi) our dividend policy and targeted dividend payments; and (xii) longer term capital allocation, strategy and other goals. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. Important factors that could cause actual results to differ from expectations include the (i) impact of COVID-19 on our operations, (ii) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (iii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iv) changes in customer preferences and demand for our storage and information management services; (v) the cost and our ability to comply with laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (vi) our ability or inability to execute our strategic growth plan, expand internationally, complete acquisitions on satisfactory terms, and to integrate acquired companies efficiently; (vii) changes in the amount of our growth and recurring capital expenditures and our ability to raise capital and invest according to plan; (viii) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (ix) our ability to execute on Project Summit and the potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategy (x) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (xi) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (xii) the impact of executing on our growth strategy through joint ventures; (xiii) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xiv) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xv) changes in the cost of our debt; (xvi) the impact of alternative, more attractive investments on dividends; (xvii) the cost or potential liabilities associated with real estate necessary for our business; (xviii) the performance of business partners upon whom we depend for technical assistance or management expertise; (xix) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xx) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. "Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the Supplemental Reporting Information.

3 COVID-19 Update Community ● Committed to the health, safety and well-being of employees, customers, vendors, and communities ○ Heightened hygiene and sanitation practices; social distancing and safety protocols ● Maximizing flexible and remote work arrangements ● Bringing Mountaineers back from furlough as service activity levels resume ● Increased communication with employees and customers ● Recommitting to building diverse and inclusive environment Operations ● Iron Mountain facilities are operating as “essential businesses” focused on serving customers ○ 100% of Records Management facilities now open and operating around the globe ● Service activity levels improved in June compared to April/May, though still well below year-ago levels ● Providing new and innovative customer solutions around storage and distribution, document scanning, and the secure remote access and application of artificial intelligence through the InSight platform, assisting customers with remote workforces ● Global Data Center leasing accelerated significantly in Q2; signed 32+ MW of new and expansion leases Financial ● Iron Mountain is operating from a solid financial position ● Committed to sustainable dividend ● Significant liquidity to fund business needs ● Project Summit transformation well on track; creating a more dynamic, agile and customer-focused organization ● Reduced expenses and taken steps to preserve cash in the near term ○ Managing variable costs well

Q2 Performance 4 Solid performance in a challenging environment • Delivered constant-currency Adjusted EBITDA in line with last year, despite $58 million revenue decline • Adjusted EBITDA margin expanded 200 bps Y/Y - benefits from Project Summit, revenue management, and mix • Drove cash cycle improvement of nearly 4 days Y/Y, with benefits coming from both DPO and DSO Core Storage business highly durable • Continue to benefit from deep and long-lasting customer relationships • Global organic storage rental revenue growth of 2.3% supported by strong revenue management • Global organic storage volume declined 1.8M cubic feet; Consumer and Other grew 2.2M cubic feet Global Data Center momentum accelerated • 32.3 megawatts of new and expansion leases executed in Q2; first half leasing of approximately 39 megawatts • Expect to execute an additional 10+ megawatts of leasing in the back half • Expect full-year leasing of 45-50 megawatts relative to original full-year 2020 guidance of 15-20 megawatts

Durable Global Storage Portfolio 5 Worldwide Storage Volume Note: Business acquisitions volume acquired during the quarter included in total volume; Q1 2020 includes ~18 million cubic feet from the acquisition of OSG Records Management.

Data Center Momentum Accelerated 6 ● 32+ MW of new and expansion leases signed in Q2 Rendering of Frankfurt Data Center (FRA-1) ○ Pre-leased 100% of new FRA-1 data center ● Expect to lease an additional 10+ MW in 2H; leading to 45-50 megawatts for the full year ● Current commercial activity supports strong and growing pipeline ● Commenced construction on multiple new development projects ○ Amsterdam, Singapore, Phoenix ● Delivered 4 MW of new capacity in Northern Virginia in early July

7

Project Summit – Transformation Program on Track

Expected Financial Benefit	- **Total Program:** Annual Adjusted EBITDA benefits of $375M exiting 2021 - **2020:** Adjusted EBITDA benefit of $150M - $40M benefit realized in Q2; $65M benefit realized YTD

Total Estimated Charges to Implement	- **Total Program**: ~$450M by end of 2021
	    - **2019**: ~$50M
	    - **2020**: ~$240M
	        ○ ~$39M in Q2; $80M YTD

A more dynamic, aligned and agile organization

Enhancing Employee & Customer Experiences

Simplified Global Structure

Streamlined Managerial Structure for the Future

IRON MOUNTAIN®

Q2 Financial Performance 8 Constant Currency Organic In millions, except per-share data Q2-20 Q2-19 Y/Y % Y/Y% Growth(1) Revenue $982 $1,067 -7.9% -5.6% -7.2% Storage $677 $669 1.1% 3.7% 2.3% Service $305 $398 -23.2% -21.3% -23.1% Gross Profit(2) $576 $603 -4.6% -2.5% Gross Profit Margin(2) 58.6% 56.5% 210 bps SG&A Expenses(2) $242 $252 -4.0% -2.0% (Loss) Income from Continuing Operations $(7) $92 n/a Adjusted EBITDA(3) $343 $351 -2.3% -0.1% Adjusted EBITDA Margin 34.9% 32.9% 200 bps Net (Loss) Income $(7) $92 n/a Adjusted EPS(3) $0.22 $0.23 -4.3% AFFO(3) $249 $210 19.0% Dividend/Share $0.62 $0.61 1.2% Fully Diluted Shares Outstanding 288 287 0.2% (1) Constant currency excluding impact from business acquisitions and divestitures (2) Gross Profit includes $7.6M of direct and incremental costs related to COVID-19 in Q2 2020; SG&A includes $1.6M of direct and incremental costs related to COVID-19 in Q2 2020 (3) Reconciliation for Adjusted EBITDA, Adjusted EPS and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on pages 11 and 13, respectively

Balance Sheet Remains Well Positioned 9 Balance Sheet Highlights as of Successful Bond Offering Net Lease Adjusted Leverage 6/30/20 • Completed a • ~85% Fixed Rate Debt leverage-neutral • 4.6% weighted average $2.4 billion bond offering interest rate in June • 7.0 years • Extended maturity profile weighted-average by ~2 years maturity • ~$1.2 billion of liquidity pro forma for redemption of $1.0 billion 2024 notes on July 2 Source: J.P. Morgan REIT Weekly U.S. Real Estate report July 2, 2020 and company reports

Capital Allocation Strategy Has Not Changed 10 • Sustain the dividend at current level • Long-term target leverage ratio of 4.5x – 5.5x • Reinvest in the business through growth Capital Expenditures • Invest in accretive M&A • Capital recycling + alternative sources of funding

Key Takeaways 11 Strong Q2 financial performance; core storage business remains durable Service activity levels improved in June compared to April/May Strong balance sheet and liquidity position as we execute on our strategic initiatives in a challenging economic environment Extensive portfolio of new and existing solutions across our leading global footprint positioning us well for further opportunity during the recovery Recommitting ourselves to our long-stated value around Diversity and Inclusion, which is just, fair, and instrumental in continuing to develop new solutions for our customers